Exhibit 10.9

FIRST AMENDMENT TO THE SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This FIRST AMENDMENT TO THE SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of June 30, 2017, is entered into by and among the following parties:

(i)	P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;

(ii)	PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as Servicer;

(iii)	the various parties identified on the signature pages hereto as Sub-Servicers;

(iv)	METROPOLITAN COLLIERIES PTY LTD, a proprietary company organized under the laws of Australia (“Metropolitan Collieries”); and

(v)	PNC BANK, NATIONAL ASSOCIATION (the “Administrator”), as Administrator and as the sole Purchaser Agent, Committed Purchaser, LC Bank and LC Participant on the date hereof.

BACKGROUND
1.    The parties hereto have entered into that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of April 3, 2017 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.The Seller, Servicer, Administrator and Bank of America, N.A. are parties to that certain Deposit Account Control Agreement, dated as of the date hereof (the “New BoA Control Agreement”).

3.The Seller, Servicer, Administrator and National Australia Bank Limited are parties to that certain Deposit Account Control Agreement, dated as of the date hereof (the “New NAB Control Agreement”).

4.Metropolitan Collieries desires to join the Agreement as a “Sub-Servicer” thereunder.

5.Concurrently herewith, Metropolitan Collieries is entering into a Joinder Agreement, whereby it is becoming a party to the Australian Sale Agreement as an “Originator” thereunder.

6.Concurrently herewith, the Seller, Servicer and PNC Bank, National Association, as Administrator and as the sole Purchaser Agent, Committed Purchaser, LC Bank and LC Participant, are entering into that Amended and Restated Fee Letter.

7.The parties hereto desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:.
SECTION 1.Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Agreement (as amended hereby).
SECTION 2.Satisfaction of Section 5.21(a) and (b) of the Agreement. The Administrator hereby acknowledges and agrees that, upon the effectiveness of this Amendment in accordance with its terms, the conditions set forth in Section 5.21(a) and (b) of the Agreement shall have been satisfied.

SECTION 3.Joinder. From and after the date hereof, Metropolitan Collieries shall be a party to the Agreement as a “Sub-Servicer” for all purposes thereof. Each of the parties hereto hereby consents to the joinder of Metropolitan Collieries as a “Sub-Servicer” and any otherwise applicable conditions precedent thereto under the Agreement and the other Transaction Documents (other than as set forth herein) are hereby waived.

SECTION 4.Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)The preamble to the Agreement is amended by inserting the phrase “, METROPOLITAN COLLIERIES PTY LTD, a proprietary company organized under the laws of Australia” after the phrase “PEABODY COPPABELLA PTY LTD, a proprietary company organized under the laws of Australia” where it appears therein.

(b)The following phrase is added to Section 5.1(a) of the Agreement after the first instance of the words “and the Majority LC Participants”:

and (if an amendment) the Seller and the Servicer, and if such amendment or waiver materially and adversely affects the obligations of the Sub-Servicers, the affected Sub-Servicers consent in writing thereto

(c)Clause (d) of Section 5.21 of the Agreement is restated in its entirety as follows:

(d)    The Servicer shall on or prior to July 3, 2017 (or such later day as agreed in writing by the Administrator) (the “CMJV Notice End Date”) deliver to the Administrator a copy of the duly executed notice in form and substance reasonably acceptable to the Administrator (the “CMJV Notice”) from Peabody Coppabella of its updated notice details for the purposes of clause 28 (Notice) of the governing document of the joint venture to which Peabody Coppabella is a party entitled the “Coppabella and Moorvale Joint Venture Agreement” originally dated December 11, 2003 as amended and restated from time to time (the “CMJV Agreement”), which notice details shall have been delivered by Peabody Coppabella to the other joint venture participants in accordance with the CMJV Agreement and shall provide that any notice or correspondence given to Peabody Coppabella in connection with any actual or potential “Event of Default” relating to Peabody Coppabella (including any “Default Notice” and any notice of the type that is contemplated in paragraph (a) of the definition of “Event of Default”) (as each such term is defined in the CMJV Agreement) shall be copied to the Administrator. Notwithstanding anything in this Agreement to the contrary, in the event that the Servicer does not deliver the CMJV Notice by the CMJV Notice End Date, each Pool Receivable originated by Peabody Coppabella from and after the CMJV Notice End Date shall not be considered an Eligible Receivable notwithstanding such Pool Receivable meets the definition of “Eligible Receivable”. For the avoidance of doubt, all Pool Receivables originated by Peabody Coppabella prior to the CMJV Notice End Date that meet the criteria for Eligible Receivables shall be considered Eligible Receivables.
(d)The defined terms “Adjusted Cash Liquidity”, “CMJV Acknowledgement”, “CMJV Acknowledgement End Date” and “Qualifying One-Time Sale Proceeds” and the definitions thereof set forth in Exhibit I to the Agreement are deleted in their entirety.

(e)Exhibit I of the Receivables Purchase Agreement is amended by adding the following new defined terms and related definitions, in alphabetical order:

“CMJV Agreement” has the meaning set forth in Section 5.21.
“CMJV Notice” has the meaning set forth in Section 5.21.
“CMJV Notice End Date” has the meaning set forth in Section

5.21.
(f)The definition of “Australian Originator Excluded Receivable” set forth in Exhibit I to the Agreement is restated in its entirety as follows:

“Australian Originator Excluded Receivable” means (i) each Queensland Receivable, (ii) if the Administrator has delivered five days’ written notice to the Seller and Servicer that Receivables the Originator of which is Peabody Coppabella shall constitute “Australian Originator Excluded Receivables” (which determination shall be made at the sole discretion of the Administrator), each Receivable (determined without regard to the proviso to the definition thereof) the Originator of which is Peabody Coppabella and (iii) each Receivable (determined without regard to the proviso to the definition thereof) for which the related Contract prohibits such Receivable’s sale, transfer or assignment and the declaration or creation of a trust in respect of such Receivable pursuant to the Australian Purchase and Sale Agreement; provided that, for purposes of clause (iii), no Receivable identified as an Eligible Receivable in any Information Package or Interim Report shall constitute an Australian Originator Excluded Receivable.
(g)The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended by restating clause (s) thereof in its entirety as follows:

(s)    if the Originator of which is Peabody Coppabella, (i) at any time after the CMJV Notice End Date, the CMJV Agreement shall not have been amended, modified or supplemented in any manner relating to the substance of the CMJV Notice or otherwise adverse to the Administrator without the prior written consent of the Administrator and (ii) the Administrator has not delivered five days’ written notice to the Seller and Servicer that Receivables the Originator of which is Peabody Coppabella shall cease to constitute “Eligible Receivables”, which determination shall be made at the sole discretion of the Administrator.
(h)The definition of “Minimum Cash Liquidity Event” set forth in Exhibit I to the Agreement is amended by replacing the phrase “Adjusted Cash Liquidity” where it appears therein with the phrase “Cash Liquidity” therefor.

(i)The definition of “Minimum Cash Liquidity Trigger Event” set forth in Exhibit I to the Agreement is amended by replacing the phrase “Adjusted Cash Liquidity” where it appears therein with the phrase “Cash Liquidity” therefor.

(j)Sub-clause (iv) of clause (l) of Section 2 of Exhibit IV to the Agreement is amended by deleting the phrase “and Adjusted Cash Liquidity” in each place where it appears therein.

(k)Clause (l) of Section 2 of Exhibit IV to the Agreement is amended by deleting the word “and” at the end of sub-clause (xii) thereof, deleting the period “.” at the end of sub-clause (xiii) thereof and substituting “; and” therefor and adding the following new sub-clause (xiv):

(xiv)    (A) as soon as available and in any event within 30 days after the end of each month, monthly management accounts for such month in form satisfactory to the Administrator, together with a certification (for and on behalf of Peabody Coppabella) from the chief financial officer of Peabody Coppabella that no Insolvency Event (as defined in the CMJV Agreement) has occurred with respect to Peabody Coppabella and that there are no reasonable grounds to suspect that Peabody Coppabella is unable to pay its debts as and when they fall due and (B) prompt (within one Business Day) notice of (x) any amendment to the CMJV Agreement relating to the substance of the CMJV Notice or otherwise adverse to the Administrator and (y) Peabody Coppabella becoming aware of any “Event of Default” (as defined in the CMJV Agreement) or other event permitting, in either case, any Person to commence proceedings to enforce the security interests granted by Peabody Coppabella under “Deed of Cross Charge Coppabella and Moorvale Joint Venture” dated December 11, 2003.
(1)The following new Section 4 is added to Exhibit IV to the Agreement immediately following the existing Section 3 thereof:

4.    Covenants of the Servicer and Seller Regarding BOA Linked Accounts. Until the Final Payout Date, except for the deposit accounts listed on Annex I at Bank of America, N.A. (the “BOA Permitted Linked Accounts”), neither the Seller nor Servicer shall permit any “Linked Account” (as defined in the Lock-Box Agreement with Bank of America, N.A.) to exist with respect to any Lock-Box Account; provided, however, that during the continuance of a Termination Event, Unmatured Termination Event or following the occurrence of a Minimum Cash Liquidity Event if so instructed by the Administrator (in its sole discretion), the Seller and Servicer shall cause each BOA Permitted Linked Account to cease being a “Linked Account” promptly, but not later than two (2) Business Days following the Seller’s or the Servicer’s receipt of such instruction. The Servicer shall at all times ensure that (i) the account balance in each BOA Permitted Linked Account is greater than zero and will exceed the aggregate “Settlement Item Amount” (as defined in the Lock-Box Agreement with Bank of America, N.A.) of all “Settlement Items” (as defined in the Lock-Box Agreement with Bank of America, National Association) at any time outstanding with respect to such BOA Permitted Linked Account and (ii) no amount will be debited against any Lock-Box Account as a result of any “Settlement Item” that originated in a BOA Permitted Linked Account or any account other than a Lock-Box Account.
(m)Schedule II to the Agreement is replaced in its entirety with Schedule II attached hereto.

(n)Schedule IX to the Agreement is replaced in its entirety with Schedule IX attached hereto.

(o)Annex I hereto is hereby added to the Agreement as Annex I thereto.

SECTION 5.Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents (as defined in the Agreement) to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms;

(b)the representations and warranties made by such Person in the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (as the case may be), unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(c)no event has occurred and is continuing, or would result from this Amendment, that constitutes a Termination Event or an Unmatured Termination Event.

SECTION 6.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 7.Conditions to Effectiveness. The effectiveness of the Amendment is subject to the condition precedent that (a) the Administrator shall have received, on or before the date hereof, each of the following, each in form and substance (including the date thereof) reasonably satisfactory to the Administrator and each Purchaser Agent, counterparts of (i) this Amendment, (ii) the New BoA Control Agreement, (iii) the New NAB Control Agreement and (iv) each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit A hereto and (b) all fees and expenses payable by the Seller on the date hereof to the Administrator and each Purchaser have been paid in full in accordance with the terms of the Transaction Documents.

SECTION 8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 10.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 11.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
Signature pages follow.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
THE SELLER:

P&L RECEIVABLES COMPANY, LLC,
as Seller

By: /s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President & Treasurer

THE SERVICER:

PEABODY ENERGY CORPORATION, as Servicer

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

S-1               First Amendment to                                                    6th A&R RPA (Peabody)

THE SUB-SERVICERS:

COALSALES II, LLC
Peabody Arclar Mining, LLC
Peabody Bear Run Mining, LLC
Peabody Caballo Mining, LLC
Peabody COALSALES, LLC
Peabody COALTRADE, LLC
PEABODY GATEWAY NORTH MINING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY MIDWEST MINING, LLC
Peabody Powder River Mining, LLC
Peabody Wild Boar Mining, LLC
TWENTYMILE COAL, LLC

By: /s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

PEABODY WESTERN COAL COMPANY

By: /s/ Robert F. Bruer
Name: Robert F. Bruer
Title: Vice President

S-2               First Amendment to                                                    6th A&R RPA (Peabody)

Signed for and on behalf of Millennium Coal
Pty Ltd ACN 089 566 021 by its attorney under a
power of attorney dated 24 March 2017 in the
presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

Signed for and on behalf of Peabody (Bowen)
Pty Ltd ACN 010 879 526 by its attorney under a
power of attorney dated 24 March 2017 in the
presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

Signed for and on behalf of Peabody
COALSALES Pacific Pty Ltd ACN 146 797 408
(in its own right and not in any other capacity) by
its attorney under a power of attorney dated 24
March 2017 in the presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

S-3               First Amendment to                                                    6th A&R RPA (Peabody)

Signed for and on behalf of Peabody
Coppabella Pty Ltd ACN 095 976 042 by its
attorney under a power of attorney dated 24
March 2017 in the presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

Signed for and on behalf of Wambo Coal Pty Ltd
ACN 000 668 057 by its attorney under a
power of attorney dated 24 March 2017 in the
presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

Signed for and on behalf of Wilpinjong Coal Pty
Ltd ACN 104 594 694 by its attorney under a
power of attorney dated 24 March 2017 in the
presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

S-4               First Amendment to                                                    6th A&R RPA (Peabody)

Signed for and on behalf of Metropolitan
Collieries Pty Ltd ACN 003 135 635 (in its own
right and not in any other capacity) by its attorney
under a power of attorney dated 27 June 2017 in
the presence of:

/s/ Greta Burkett	/s/ Maria da Conceicao da Silva de Santana
Signature of witness	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney

Greta Burkett	Maria da Conceicao da Silva de Santana
Full name of witness	Full name of attorney

S-5               First Amendment to                                                    6th A&R RPA (Peabody)

PNC’S PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for its Purchaser Group and as Committed Purchaser

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

S-6               First Amendment to                                                    6th A&R RPA (Peabody)

PNC BANK, NATIONAL ASSOCIATION,
as an LC Participant for its Purchaser Group and as the LC Bank

By:     /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

S-7               First Amendment to                                                    6th A&R RPA (Peabody)

THE ADMINISTRATOR:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

S-8               First Amendment to                                                    6th A&R RPA (Peabody)